                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John D. Cleland, James R. Schmank and Brenda M. Harwood, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund, Security Income Fund, Security Municipal Bond Fund and Advisor's Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


PENNY A. LUMPKIN
------------------------------
Penny A. Lumpkin


MARK L. MORRIS, JR.
------------------------------
Mark L. Morris, Jr.


DONALD A. CHUBB, JR.
------------------------------
Donald A. Chubb, Jr.


MAYNARD F. OLIVERIUS
------------------------------
Maynard F. Oliverius*




*Director of each Fund, except Advisor's Fund.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John D. Cleland and Brenda M. Harwood, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund, Security Income Fund, Security Municipal Bond Fund and Advisor's Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


JAMES R. SCHMANK
------------------------------
James R. Schmank

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Schmank and Brenda M. Harwood, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Security Funds, on behalf of the SBL Fund, Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund, Security Income Fund, Security Municipal Bond Fund and Advisor's Fund, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


JOHN D. CLELAND
------------------------------
John D. Cleland